UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2025

Apollo Asset Backed Credit Company LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56622	93-3760466
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street, 42nd Floor, New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 515-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 3.02 Unregistered Sales of Equity Securities.

As of May 1, 2025, Apollo Asset Backed Credit Company LLC (the “Company”) issued and sold the following unregistered shares of the Company (with the final number of shares being determined on May 27, 2025) to third party investors for cash:

Type	Number of Shares Sold	Aggregate Consideration
Series I
A-I Shares	182,618	$4,620,000
F-I Shares	270,825	$6,894,529
E Shares	-	$-
T-I Shares	102,588	$2,640,000
T-S Shares	175,710	$4,510,000
Series II
A-I Shares	155,517	$3,965,000
I Shares	-	$-
F-I Shares	848,897	$21,744,065
P-I Shares	-	$-
P-S Shares	231,810	$5,980,000
E Shares	5,940	$150,000
T-I Shares	155,173	$4,017,518
T-S Shares	349,690	$9,025,682

The offer and sale of shares above were exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2), including Regulation D (for sales to accredited investors) and/or Regulation S (for sales to non-U.S. investors outside of the United States) thereunder.

Item 8.01 Other Events.

Net Asset Value

On May 27, 2025, the operating manager of the Company determined the net asset value (“Net Asset Value”) per share, being the price at which sales of the Company’s shares are made, of the following types of the Company’s shares as of April 30, 2025:

Type	Net Asset Value per Share
Series I
A-I Shares	$25.30
F-I Shares	$25.46
F-S Shares	$25.54
P-I Shares	$25.16
P-S Shares	$25.16
E Shares	$25.69
T-I Shares	$25.73
T-S Shares	$25.67
Series II
A-I Shares	$25.50
F-I Shares	$25.61
F-S Shares	$25.68
P-I Shares	$25.95
P-S Shares	$25.80
E Shares	$25.25
T-I Shares	$25.89
T-S Shares	$25.81
I Shares	$25.61

As of April 30, 2025, there were no I Shares for Series I, no BD Shares for Series II, and no S Shares or A-II Shares outstanding for Series I or Series II.

The Net Asset Value of the Company’s outstanding shares is also available on its website at https://www.apollo.com/abc, but the contents of the website are not incorporated by reference in or otherwise a part of this Current Report on Form 8-K.

For additional information, please see additional details included in Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Net Asset Value as of April 30, 2025

104	Cover Page Interactive Data File, formatted in Inline XBRL

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO ASSET BACKED CREDIT COMPANY LLC

By:	/s/ Robert Rossitto
Name:	Robert Rossitto
Title:	Chief Financial Officer

Date: May 27, 2025